As filed with the Securities and Exchange Commission on December 4, 2013

Registration No. 333-192364

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware (state or Other Jurisdiction of Incorporation or Organization)	2834 (Primary Standard Industrial Classification Code Number)	27-4842691 (I.R.S. Employer Identification Number)

777 Third Avenue, 22nd Floor, New York, NY 10017 (646) 837-5863 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Martin Shkreli
Chief Executive Officer
777 Third Avenue, 22nd Floor, New York, NY 10017
(646) 837-5863
(Name, address, including zip code, and telephone number including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Evan L. Greebel, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022
Tel.:  (212) 940-6383

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement.  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b2 of the Exchange Act.  ☐

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-192364) (the “Registration Statement”) of Retrophin, Inc. (the “Company”) is being filed solely to file an updated version of the Sponsored Research Agreement between St. Jude Children's Research Hospital and the Company, dated October 1, 2013 as Exhibit 10.11, pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission.  Accordingly, this Amendment No. 1 consists solely of the facing page, this explanatory note, Item 16(a) of Part II, the signature page, and the exhibit filed herewith. This filing does not modify any provision of the Registration Statement except as specifically noted herein.

Item 16.  Exhibits and Financial Statement Schedules

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 12, 2012, by and among Desert Gateway, Inc. (now known as Retrophin, Inc.) (the “Company”), Desert Gateway Acquisition Corp., and Retrophin Inc. (1)
3.1	Certificate of Incorporation of the Company (2)
3.2	Bylaws of the Company (3)
4.1	Form of Warrant issued to the purchasers (the “February 2013 Purchasers”) in the private placement of 3,045,929 shares of common stock, dated February 14, 2013 (4)
4.2
Form of Common Stock Purchase Warrant, dated August 15, 2013, issued to the purchasers (the “August 2013 Purchasers”) of securities in the private placement of the Company closed on August 15, 2013 (5)

5.1	Opinion of Katten Muchin Rosenman LLP (6)
10.1	Securities Purchase Agreement, dated February 12, 2013, by and among the Company and the February 2013 Purchasers (7)
10.2	Registration Rights Agreement, dated February 12, 2013, by and among the Company and the February 2013 Purchasers (8)
10.3
Sublicense Agreement, dated February 16, 2012, by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation, Pharmacopeia, Inc., a Delaware limited liability company, and Retrophin, LLC, a Delaware limited liability company (9)

10.4	Employment Agreement, dated April 24, 2013, by and between Retrophin, Inc. and Horacio Plotkin, M.D. (10)
10.5	Employment Agreement, dated May 7, 2013, by and between Retrophin, Inc. and Marc Panoff (11)
10.6	Amendment to Employment Agreement, dated as of June 30, 2013 (12)
10.7	Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the August 2013 Purchasers (13)
10.8	Registration Rights Agreement, dated August 15, 2013, by and among the Company and the August 2013 Purchasers (14)
10.9	First Amendment to Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto (15)
10.10	First Amendment to Registration Rights Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto (16)
10.11
Sponsored Research Agreement between St. Jude Children's Research Hospital and the Company, dated October 1, 2013.*  (Portions of Sections 1, 4, 6, Appendix A and Appendix B of the Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.)

10.12
Form of Settlement and Release Agreement between the Company, MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC, MSMB Healthcare Management LLC and the other parties thereto (17)

10.13
Form of Indemnification Agreement between the Company, MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC and MSMB Healthcare Management LLC (18)

10.14
Form of Promissory Note made by MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC and MSMB Healthcare Management LLC in favor of the Company (19)

21.1	List of the Company’s Subsidiaries (20)

23.1	Consent of Marcum LLP (21)
23.2	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1) (6)
101.INS	XBRL Instance Document (22)
101.SCH	XBRL Taxonomy Extension Schema Document (23)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (24)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (25)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (26)
101.PRE	Taxonomy Extension Presentation Linkbase Document (27)

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2012.
(2)	Incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s General Form for Registration of Securities on Form 10-12G filed with the SEC on October 28, 2010.
(3)	Incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company’s General Form for Registration of Securities on Form 10-12G filed with the SEC on October 28, 2010.
(4)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(5)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(6)	Incorporated by reference to Exhibit 5.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(7)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(8)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(9)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2012.
(10)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2013.
(11)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2013.
(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2013.
(13)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(14)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(15)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(16)	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(17)	Incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(18)	Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.

(19)	Incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(20)	Incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(21)	Incorporated by reference to Exhibit 23.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(22)	Incorporated by reference to Exhibit 101.INS to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(23)	Incorporated by reference to Exhibit 101.SCH to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(24)	Incorporated by reference to Exhibit 101.CAL to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(25)	Incorporated by reference to Exhibit 101.DEF to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(26)	Incorporated by reference to Exhibit 101.LAB to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(27)	Incorporated by reference to Exhibit 101.PRE to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 4, 2013.

RETROPHIN, INC.

By:	/s/ Martin Skhreli
Name: Martin Shkreli
Title: Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Martin Shkreli	Chief Executive Officer and Director (Principal Executive Officer)	December 4, 2013
Martin Shkreli
*	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	December 4, 2013
Marc Panoff

*	Director	December 4, 2013
Stephen Aselage

*	Director	December 4, 2013
Steven Richardson

*	Director	December 4, 2013
Cornelius E. Golding

*	Director	December 4, 2013
Jeffrey Paley

*By:	/s/ Martin Shkreli
Name: Martin Shkreli
Title: Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 12, 2012, by and among Desert Gateway, Inc. (now known as Retrophin, Inc.) (the “Company”), Desert Gateway Acquisition Corp., and Retrophin Inc. (1)
3.1	Certificate of Incorporation of the Company (2)
3.2	Bylaws of the Company (3)
4.1	Form of Warrant issued to the purchasers (the “February 2013 Purchasers”) in the private placement of 3,045,929 shares of common stock, dated February 14, 2013 (4)
4.2
Form of Common Stock Purchase Warrant, dated August 15, 2013, issued to the purchasers (the “August 2013 Purchasers”) of securities in the private placement of the Company closed on August 15, 2013 (5)

5.1	Opinion of Katten Muchin Rosenman LLP (6)
10.1	Securities Purchase Agreement, dated February 12, 2013, by and among the Company and the February 2013 Purchasers (7)
10.2	Registration Rights Agreement, dated February 12, 2013, by and among the Company and the February 2013 Purchasers (8)
10.3
Sublicense Agreement, dated February 16, 2012, by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation, Pharmacopeia, Inc., a Delaware limited liability company, and Retrophin, LLC, a Delaware limited liability company (9)

10.4	Employment Agreement, dated April 24, 2013, by and between Retrophin, Inc. and Horacio Plotkin, M.D. (10)
10.5	Employment Agreement, dated May 7, 2013, by and between Retrophin, Inc. and Marc Panoff (11)
10.6	Amendment to Employment Agreement, dated as of June 30, 2013 (12)
10.7	Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the August 2013 Purchasers (13)
10.8	Registration Rights Agreement, dated August 15, 2013, by and among the Company and the August 2013 Purchasers (14)
10.9	First Amendment to Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto (15)
10.10	First Amendment to Registration Rights Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto (16)
10.11
Sponsored Research Agreement between St. Jude Children's Research Hospital and the Company, dated October 1, 2013.*  (Portions of Sections 1, 4, 6, Appendix A and Appendix B of the Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.)

10.12
Form of Settlement and Release Agreement between the Company, MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC, MSMB Healthcare Management LLC and the other parties thereto (17)

10.13
Form of Indemnification Agreement between the Company, MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC and MSMB Healthcare Management LLC (18)

10.14
Form of Promissory Note made by MSMB Capital Management, LP, MSMB Capital Management LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC and MSMB Healthcare Management LLC in favor of the Company (19)

21.1	List of the Company’s Subsidiaries (20)
23.1	Consent of Marcum LLP (21)

23.2	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1) (6)
101.INS	XBRL Instance Document (22)
101.SCH	XBRL Taxonomy Extension Schema Document (23)
101. CAL	XBRL Taxonomy Extension Calculation Linkbase Document (24)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (25)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (26)
101.PRE	Taxonomy Extension Presentation Linkbase Document (27)

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2012.
(2)	Incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s General Form for Registration of Securities on Form 10-12G filed with the SEC on October 28, 2010.
(3)	Incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company’s General Form for Registration of Securities on Form 10-12G filed with the SEC on October 28, 2010.
(4)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(5)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(6)	Incorporated by reference to Exhibit 5.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(7)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(8)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2013.
(9)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2012.
(10)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2013.
(11)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2013.
(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2013.
(13)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(14)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(15)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(16)	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2013.
(17)	Incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(18)	Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.

(19)	Incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(20)	Incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(21)	Incorporated by reference to Exhibit 23.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(22)	Incorporated by reference to Exhibit 101.INS to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(23)	Incorporated by reference to Exhibit 101.SCH to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(24)	Incorporated by reference to Exhibit 101.CAL to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(25)	Incorporated by reference to Exhibit 101.DEF to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(26)	Incorporated by reference to Exhibit 101.LAB to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
(27)	Incorporated by reference to Exhibit 101.PRE to the Company’s Registration Statement on Form S-1 filed with the SEC on November 15, 2013.
*	Filed herewith.